THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of September 29, 2017, is made by and between 29 EAST MACARTHUR, LLC, a California limited liability company (“Seller”) and L’AUBERGE DE SONOMA, LLC, a Delaware limited liability company (“Purchaser”).
RECITALS

A.
The parties have entered into that certain Purchase and Sale Agreement, dated as of August 2, 2017, as amended by that certain First Amendment to Purchase and Sale Agreement dated September 1, 2017, and as affected by that certain Assignment and Assumption of Purchase Agreement dated September 25, 2017, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated September 28, 2017 (collectively, the “Agreement”), pursuant to which the Seller has agreed to sell certain Property to Purchaser and Purchaser has agreed to purchase the Property from Seller on the terms and subject to the conditions set forth in the Agreement.

B.	The parties desire to amend the Agreement upon the terms and subject to the conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants and conditions contained herein, the parties agree as follows:
AGREEMENT
1.    Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.
2.    Well System and Pump. Seller acknowledges that the well pump located on the adjacent property that is used to irrigate the Property is currently inoperable, has been removed and needs to be replaced. It shall be a post-closing obligation of Seller, at its sole cost and expense, to replace the well pump pursuant to the scope of work from Arolo Company, Inc. attached hereto as Exhibit “A”. Purchaser acknowledges that Seller’s completion of the foregoing to Purchaser’s reasonable satisfaction shall not be a condition precedent to Purchaser’s obligation to consummate the Closing.
3.    Effect of Amendment. Except as expressly amended hereby, the Agreement shall remain unchanged. The Agreement, as amended hereby, shall remain in full force and effect. From and after the date of this Amendment, references to the Agreement shall be deemed to refer to the Agreement as amended hereby. In the event of a conflict between this Amendment and the Agreement, this Amendment shall control.
4.    Headings. The titles and subtitles used in this Amendment are used for convenience only and shall not be considered in construing or interpreting this Amendment.

5.    No Third Party Beneficiaries. Except as expressly provided herein, nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Amendment.
6.    Counterparts and Signature Pages. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Purchase and Sale Agreement effective as of the date first set forth above.

SELLER:

29 EAST MACARTHUR, LLC, a California limited liability company

	By:	/s/ William Blum
	Name:	William Blum
	Title:	Vice President and General Manager

PURCHASER:

L’AUBERGE DE SONOMA, LLC, a Delaware limited liability company

By:	L’Auberge de Sonoma Resort Fund, LLC, a Delaware limited liability company,
Its:	Chief Manager and Sole Equity Member

	By:	L’Auberge Fund Manager, LLC, a Delaware limited liability company,
	Its:	Manager

		By:	IMH Financial Corporation, a Delaware corporation,
		Its:	Sole Member

			By:	/s/ Lawrence D. Bain
			Name:	Lawrence D. Bain
			Title:	Chairman & CEO

EXHIBIT “A”

(See attached.)

424 Payran Street, Suite A, Petaluma, CA 94952
(707) 762-4028, FAX (707) 765-1601
License Number 242168

DATE: September 28, 2017                    ESTIMATE # 4485

ESTIMATE SUBMITTED TO:
MacArthur Place
29 East MacArthur
Sonoma, Ca

WE HEREBY SUBMIT SPECIFICATIONS AND ESTIMATES FOR:
The installation of a 20hp 230 volt submersible pump and motor. Pump produces 210gpm at 60psi with water table at 140ft down. 195gpm 60psi w/ water level at 180ft, 175gpm 60psi w/ water level at 239ft down. Pump will be set with 4” galv pipe 231ft down, with a pump sleeve to force the water over the motor for proper cooling. Pump panel was funtionng and operating existing pump. We will hook up new pump to existing pump panel. We will install a sanitary well seal w/ vent. We will replumb from pump to customers plumbing. While pulling the old pump out, notice oil in well. Before we install the submersible pump we will swab the well with oil absorber to remove as much oil from well as possible.
System comes complete with the following:

1-Frankline 20hp submersible motor
1-Goulds 150 gpm 20hp submersible pump end
213ft-4” galvanized pipe w/ Heavy duty couplers
3-4”DI check valves
1-Well seal w/ air vent
1-4”galvanized plumbing
1-4 gate valve
1-Pump sleeve
240ft-6-4 Submersible cable w/ splice kit
1-Eectrical well head
1-Crane rental
1-Equipment rental

1-Oil absorbent materials and tooling
Labor for setting safty equipment
Labor for cleaning well for oil removal
Labor for complete pump installation

APPROXIMATE PRICE TO FURNISH MATERIAL, TAX, FREIGHT AND LABOR COMPLETE IN ACCORDANCE WITH THE ABOVE SPECIFICATIONS FOR THE SUM OF:

Thirty Three Thousand Five Hundred Eighty Nine Dollars and 00/100                           $33,589.00

The above price is based on the information and or specifications we have at the time of this proposal. Final invoicing will be billed as time and material actually used for the job. Your signature indicates acceptance of this proposal as such.

Signature	Date

NOTE: THIS ESTIMATE MAY BE WITHDRAWN BY US IF NOT ACCEPTED WITHIN TWENTY (20) DAYS DUE TO PRICE INCREASES IN MATERIAL.

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